UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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[_]	Soliciting Material Pursuant to §240.14a-12

IPOWER INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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iPower Inc.

2399 Bateman Avenue

Duarte, CA 91010

Dear Shareholders,

We want to thank you for your interest in and support of iPower in 2021. This was an extraordinarily strong year for the company, one that saw a number of important achievements for the company despite what has been a challenging environment for our business and for the world given the global COVID-19 pandemic.

First, we completed our successful IPO in May of 2021, an event that brought us much needed capital that will allow us to pursue our growth initiatives over the next few years. Prior to the IPO, we were largely self-funded, so the IPO brought us added financial flexibility to improve and grow our business.

Second, we grew the business by 35% in our fiscal year ended June 30, 2021, after having grown our business by more than 70% the prior fiscal year. Our ability to successfully navigate the impact that Covid-19 has had on supply chains as well as on consumer behavior is a testament to the strong product and supply chain foundation we built in the early years of the company. We have a highly efficient, data-driven product development engine, and a robust supplier base, allowing us to enter product categories with designs well suited to customer requirements, and to quickly get those products in the hands of customers. When Covid brought supply chains to a halt early in the pandemic, we were able to quickly recover, as evidenced by these growth rates.

Third, we were able to increase our margins in FY 2021, despite the impacts seen in the global supply chain. Our gross margins expanded by 430 bps and now are above 42%. Over 70% of our revenue now comes from our in-house proprietary brands, which generally carry substantially higher margins than the third-party brands we sell. We also ended the fiscal year with close to 4,000 in-house SKUs in the catalog, up from around 2,600 exiting CY 2020, so we should be able to maintain or grow our mix of in-house sales over the next several years. We believe we have some of the highest margins in our category.

Since the end of the fiscal year, there have also been several meaningful company developments. First, we closed on a $25 million asset backed credit facility with JPMorgan Chase, which provides us with substantial financial flexibility to manage our working capital, cash flow and growth needs. Second, we launched our first in-house proprietary products in the nutrient space under the brand name Flourish™. This is an important development for iPower as the nutrient category was one of the categories where we previously lacked in-house products in the catalog. Third we shipped our first product into the European market through one of our ecommerce channel partners. Europe is an attractive market for our product catalog, is largely underserved, and represents a meaningful growth opportunity for us.

In summary, Covid-19 has brought the world lots of challenges and many changes, and iPower has been able to achieve solid growth during this unprecedented time in history. As we look out into 2022, we anticipate introducing a number of new industry-leading products and, as a data and technology driven company, continuing our investment into our fundamental technology platform. This will not only strengthen our own operation, but also lay the foundation for expanding into adjacent product and service categories and provide us the momentum for continued growth. We have little doubt that 2022 will be a year of continued challenges but as in the prior two years, we aim to grow stronger because of them.

Sincerely, /s/ Lawrence Tan Chairman and CEO

IPOWER INC.

2399 Bateman Avenue

Duarte, CA 91010

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

to be held on February 23, 2022

TO THE SHAREHOLDER OF IPOWER INC.:

The Annual Meeting of the shareholders of iPower Inc., a Nevada corporation (“Company”), will be held on February 23, 2022, at 10:00 a.m. (PT), at the offices of the Company, located at 2399 Bateman Avenue, Duarte, CA 91010, and will be accessible virtually at www.virtualshareholdermeeting.com/IPW2022, for the following purposes:

1.	To elect five (5) directors;

2.	To ratify appointment of UHY LLP, as Company’s independent accountants, for the fiscal year ending June 30, 2022;

3.	To conduct an advisory vote approving executive compensation;

4.	To conduct an advisory vote regarding the frequency of advisory votes to approve executive compensation; and

5.	To transact any other business as may properly be presented at the Annual Meeting or any adjournment thereof.

A proxy statement providing information and a form of proxy to vote with respect to the foregoing matters accompany this notice.

By Order of the Board of Directors,

/s/ Chenlong Tan
Chenlong Tan
Chief Executive Officer

Dated: January 18, 2022

IMPORTANT

Whether or not you expect to attend the Annual Meeting, please complete, date and sign the accompanying proxy card and return it promptly in the enclosed return envelope or follow the instructions contained in the Proxy Materials to vote on the Internet or by telephone. If you grant a proxy, you may revoke it at any time prior to the Annual Meeting and will still have the opportunity to vote in person at the Annual Meeting.

PLEASE NOTE: If your shares are held in street name, your broker, bank, custodian or other nominee holder cannot vote your shares in the election of directors unless you direct the nominee holder how to vote by marking your proxy card.

iPower Inc.

2399 Bateman Avenue

Duarte, CA 91010

PROXY STATEMENT

for the

Annual Meeting of Shareholders

to be held on February 23, 2022

PROXY SOLICITATION

The Company is soliciting proxies on behalf of the Board of Directors in connection with the Company’s annual meeting of shareholders on February 23, 2022, and at any adjournment thereof. The Company will bear the entire cost of preparing, assembling, printing and mailing this Proxy Statement, the accompanying proxy card, and any additional materials that may be furnished to shareholders. Broadridge Financial Solutions, Inc. has been engaged to solicit proxies and distribute materials to brokers, banks, custodians, and other nominee holders for forwarding to beneficial owners of the Company’s stock, and the Company will pay Broadridge Financial Solutions, Inc. for these services and reimburse certain of its expenses. In addition, the Company will reimburse nominee holders their forwarding costs. Proxies also may be solicited through the mail or direct communication with certain shareholders or their representatives by Company officers, directors or employees, who will receive no additional compensation for their efforts.

On or about January 21, 2022, the Company will mail to all shareholders of record, as of December 27, 2021 (the “Record Date”), a copy of this Proxy Statement, the proxy card and the Company’s Annual Report.

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GENERAL INFORMATION ABOUT VOTING

Who can vote?

You can vote your shares of Common Stock if our records show that you owned the shares on the Record Date. As of the close of business on the Record Date, a total of 26,488,682 shares of Common Stock are entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote on all matters presented at the Annual Meeting.

If I am a shareholder of record, how do I cast my vote?

We encourage you to vote your proxy over the Internet or telephone. You may vote by proxy over the Internet by going to www.proxyvote.com to complete an electronic proxy card or you may submit your vote by calling 1-800-690-6903. In order to ensure that your vote counts, we must receive your vote must by no later than 11:59 p.m. U.S. Pacific Time on February 22, 2022.

We provide Internet proxy voting to allow you to vote your shares on-line, using procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from your Internet service provider and telephone company.

You may also vote by proxy using the enclosed proxy card. If you choose to vote using the proxy card, please complete, sign and date your proxy card and return it promptly in the envelope provided.

If you are a shareholder of record, you may also vote in person at the Annual Meeting. We will give you a ballot when you arrive.

What if other matters come up at the Annual Meeting?

The matters described in this proxy statement are the only matters we know of that will be voted on at the Annual Meeting. If other matters are properly presented at the meeting, the proxy holders will vote your shares as they see fit.

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Can I change my vote after I return my proxy card?

Yes. You can revoke your proxy at any time before it is exercised at the Annual Meeting in any of three ways:

●	by submitting written notice revoking your proxy card to the Secretary of the Company;

●	by submitting another proxy via the Internet or by mail that is dated after your original proxy vote and, if by mail, it is properly signed; or

●	by voting in person at the Annual Meeting.

Can I vote in person at the Annual Meeting rather than by completing the proxy card?

Although we encourage you to complete and return the proxy card or vote by proxy on the Internet to ensure that your vote is counted, you can attend the Annual Meeting and vote your shares in person.

Why are we seeking shareholder approval for these proposals?

Proposal No. 1: The Nevada Revised Statutes, as amended, and the rules of the NASDAQ Stock Market require corporations to hold elections for directors each year.

Proposal No. 2: The Company appointed UHY LLP to serve as the Company’s independent auditors for the 2022 fiscal year. The Company elects to have its shareholders ratify such appointment.

Proposal No. 3: The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), provides an advisory vote by shareholders to approve the compensation paid to the Company’s named executive officers.

Proposal No. 4: The Dodd-Frank Act also enables the Company’s shareholders to indicate how frequently they believe the Company should seek an advisory vote on the compensation of the Company’s named executive officers, such as Proposal 3 above.

Votes Required to Approve each Proposal

The holders of a majority in interest of all stock issued, outstanding and entitled to vote at a meeting, present in person or represented by proxy will constitute a quorum for the transaction of business at the Annual Meeting. Shares of common stock represented in person or by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for shareholder approval) will be counted for purposes of determining whether a quorum is present at the Annual Meeting. If a quorum is not present, the meeting may be adjourned until a quorum is obtained.

The following votes are required for approval of the proposals being presented at the Annual Meeting:

Proposal No. 1: Election of Directors. Votes may be cast: “FOR ALL” nominees, “WITHHOLD ALL” nominees or “FOR ALL EXCEPT” those nominees noted by you on the appropriate portion of your proxy or voting instruction card. At the Meeting, five directors are to be elected, which number shall constitute our entire Board, to hold office until the next annual meeting of shareholders and until their successors shall have been duly elected and qualified. Pursuant to our bylaws, as amended, directors are to be elected by a plurality of the votes of the shares present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. This means that the five candidates receiving the highest number of affirmative votes at the Meeting will be elected as directors. Proxies cannot be voted for a greater number of persons than the number of nominees named or for persons other than the named nominees. Withholding a vote from a director nominee will not be voted with respect to the director nominee indicated and will have no impact on the election of directors although it will be counted for the purposes of determining whether there is a quorum. Broker non-votes will have no effect on the outcome of this proposal.

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Proposal No. 2: To Ratify the Selection of UHY LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2022. Votes may be cast: “FOR,” “AGAINST” or “ABSTAIN.” the affirmative vote of the holders of shares of common stock representing a majority of the shares of common stock cast at the meeting in person or by proxy is required for the ratification of the selection of UHY LLP as our independent registered public accounting firm for the current fiscal year. Abstentions will have no effect on the outcome of this proposal. There will be no broker non-votes with respect to this proposal.

Proposal No. 3: To Approve the Compensation of the Company’s Named Executive Officers. Votes may be cast: “FOR,” “AGAINST” or “ABSTAIN.” The affirmative vote of the holders of shares of common stock representing a majority of the shares of common stock cast at the meeting in person or by proxy is required for the approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers as disclosed in the accompanying proxy statement. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

Proposal No. 4: To Recommend the Frequency of Future Advisory Votes on Compensation. Votes may be cast: “1 YEAR,” “2 YEARS,” “3 YEARS” or “ABSTAIN.” The selection of the three options presented receiving the highest number of votes for such option will be the option recommended by shareholders, on a non-binding advisory basis, for the frequency of future advisory votes on the compensation of the Company’s named executive officers. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

How are votes counted?

Votes will be counted by the inspector of elections appointed for the meeting, who will separately count “For,” “Abstain” and “Against” votes, and broker non-votes. Abstentions will not be counted as votes for any matter.

Who pays for this proxy solicitation?

We do. In addition to sending you these materials and posting them on the Internet, some of our employees may contact you by telephone, by mail, by fax, by email or in person. None of these employees will receive any extra compensation for doing this. We may reimburse brokerage firms and other custodians for their reasonable out-of-pocket costs in forwarding these proxy materials to shareholders.

Is my vote kept confidential?

Proxy instructions, ballots and voting tabulations that identify individual shareholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties, except:

•	as necessary to meet applicable legal requirements;

•	to allow for the tabulation and certification of votes; and

•	to facilitate a successful proxy solicitation.

Occasionally, shareholders provide written comments on their proxy cards, which may be forwarded to the Company’s management and the Board.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be disclosed in a Current Report on Form 8-K filed after the Annual Meeting.

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PROPOSAL NO. 1

ELECTION OF DIRECTORS

Nominees to the Board of Directors

All of our directors hold office for one-year terms until the election and qualification of their successors. Officers are appointed by our Board and serve at the discretion of the Board, subject to applicable employment agreements. The following table sets forth information relating to our executive officers and members of our Board.

Name	Age	Position
Chenlong Tan	39	Chairman, CEO, President, and Director
Kevin Vassily	54	Chief Financial Officer and Director
Bennet Tchaikovsky	52	Independent Director
Kevin Liles	52	Independent Director
Hanxi Li	35	Independent Director

Chenlong Tan. Mr. Tan cofounded our Company in 2018 and is the Chairman, Chief Executive Officer and President. He has held the position of Chief Executive Officer since April 2018 and assumed the positions of Chairman, President and Interim Chief Financial Officer in January 2020. Mr. Tan held the position of Interim Chief Financial Officer until January 2021. From 2010 until 2018, Mr. Tan was the cofounder, Chief Executive Officer and Chief Information Officer at our predecessor, BizRight LLC, where he built the business from the ground up to achieve $20 million in sales through data driven development. From 2002 until 2010, Mr. Tan served as a Solution Architect and Senior Software Engineer at various companies, where he took a lead role, managing consultants, business architects and project managers, in working with healthcare companies in completing scoping requirements, solution gathering and project management, among other things. Mr. Tan received his B. Sc. at the University of Auckland in New Zealand, where he graduated with honors.

Kevin Vassily. Mr. Vassily serves as our Chief Financial Officer, a position he has held since January 2021. Mr. Vassily was also appointed as a member of our board of directors in March 2021. Prior to joining iPower, from 2019 to January 2021, Mr. Vassily served as Vice President of Market Development for Facteus, a financial analytics company focused on the Asset Management industry. From March 2019 through 2020, he served as an advisor at Woodseer, a financial technology firm providing global dividend forecasts. From 2018 through its acquisition in 2020, Mr. Vassily served as an advisor at Go Capture, where he was responsible for providing strategic, business development, and product development advisory services for the company’s emerging “Data as a Service” platform. Since November 2019, Mr. Vassily has served as a director of Zhongchao Inc., a provider of healthcare information, education and training services to healthcare professionals and the public in China. Since July 2018, Mr. Vassily has also served as an advisor at Prometheus Fund, a Shanghai- based merchant bank/PE firm focused on the “green” economy. And from 2015 through 2018, Mr. Vassily served as an associate director of research at Keybanc Capital Markets, and helped to co-manage the Technology Research vertical. From 2010 to 2014, he served as the director of research at Pacific Epoch, where he was responsible for a complete overhaul of product and a complete business model restart post acquisition, re focusing the firm around a “data-first” research offering. From 2007 to 2010, he served as the Asia Technology business development representative and as a senior analyst at Pacific Crest Securities, responsible for establishing the firm’s presence and relevance covering Asia Technology. From 2003 to 2006, he served as senior research analyst in the semiconductor technology group at Susquehanna International Group, responsible for research in semiconductor and related technologies. From 2001 to 2003, Mr. Vassily served as the vice president and senior research analyst for semiconductor capital equipment at Thomas Weisel Partners, responsible for publishing research and maintaining financial models on each of the companies under coverage. Mr. Vassily began his career on Wall Street in 1998, as a research associate covering the semiconductor industry at Lehman Brothers. He holds a B.A. in liberal arts from Denison University and an M.B.A. from the Tuck School of Business at Dartmouth College.

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Bennet Tchaikovsky. Mr. Tchaikovsky serves as a member of our board of directors, a position has held since May 2021, following completion of our initial public offering, and serves as chair of the audit committee. Since January 2020, Mr. Tchaikovsky has been a member of the board of directors for Oriental Culture Holding Group, Ltd. (NASDAQ: OCG) where he serves as a member of the audit committee, Chairperson of the compensation committee and a member of the corporate governance and nominating committee. Since August 2014, Mr. Tchaikovsky has been a full-time professor at Irvine Valley College and a part-time accounting instructor at Long Beach City College since September 2020. From August 2018 to May 2019, Mr. Tchaikovsky was a part-time instructor at Chapman University. From November 2013 to August 2019, Mr. Tchaikovsky served as a board member and chairman of the audit committee of Ener-Core, Inc. (OTCMKTS: ENCR). From August 2013 to May 2014, Mr. Tchaikovsky was a part-time faculty member of Irvine Valley College and a part-time faculty member of Pasadena City College. Mr. Tchaikovsky has served as a director on the board of directors of China Jo-Jo Drugstores, Inc. (NASDAQ: CJJD) from August 2011 to January 2013 and as its chief financial officer from September 2009 to July 2011. From April 2010 to August 2013, Mr. Tchaikovsky has served as chief financial officer of VLOV, Inc. From May 2008 to April 2010, Mr. Tchaikovsky has served as chief financial officer of Skystar Bio-Pharmaceutical Company. From March 2008 to November 2009, Mr. Tchaikovsky served as a director on the board of directors of Ever-Glory International Group (NASDAQ: EVK), where he served as chairman of the audit committee and was a member of the compensation committee. From December 2008 through November 2009, Mr. Tchaikovsky served as a director of Sino Clean Energy, Inc. Mr. Tchaikovsky received his Juris Doctorate degree from Southwestern Law School in December 1996 and his Bachelor of Arts degree in Business Economics from University of California at Santa Barbara in August 1991. Mr. Tchaikovsky is a licensed Certified Public Accountant in California and is an active member of the California State Bar. We believe that Mr. Tchaikovsky’s extensive experience in accounting and business will benefit the Company’s business and operations and make him a valuable member of the board of directors and its committees.

Kevin Liles.  Mr. Liles serves as a member of our board of directors, a position he has held since May 2021, following completion of our initial public offering, and serves as chair of the nominating and corporate governance committee. Since 2012, Mr. Liles has been co-founder of 300 Entertainment, a music company whose roster includes acts across multiple genres including hip-hop, rock, pop, electronic, and alternative. From 2009 until present, Mr. Liles is a founder of KWL Enterprise, a niche brand management solutions company. From 2004 until 2009, Mr. Liles was an executive vice president of Warner Music, where he oversaw global strategy and was pivotal in building the artist services division into what is now a $200 million business. From 1998 until 2004, Mr. Liles was president of Def Jam Recordings and executive vice president of The Island Def Jam Music Group, where he amplified the brand’s influence through introducing Def College Jam, opening five international offices, launching successful video game franchises, and doubling revenue to $400 million. Mr. Liles has long been focused on philanthropic work, with a focus on global education and entrepreneurship, culminating in his receipt of the 2010 Medaille de la Ville de Paris award for his contribution to Parisian culture. Mr. Liles holds an honorary Doctor of Law degree from Morgan State University, where he studied engineering and electrical engineering as an undergraduate. We believe Mr. Liles’ extensive entrepreneurial and business experience, as well as his extensive knowledge in the area of social media, will assist us in our growth plans going forward.

Hanxi Li. Ms. Li serves as a member of our board of directors, a position she has held since January 2022, and serves as chair of the compensation committee. Ms. Li has more than a decade of marketing experience working with Fortune 50 companies and international conferences. Since 2019, Ms. Li has served as Vice President of Marketing for Elegantz Productions LLC. In this role, she executed branding and marketing campaigns targeting the United States region for Sequoia Capital and Xiaomi. She also formed a long-term partnership with ByteDance Ltd. and Ciwen Media. From 2017 to 2018, she was the marketing director of the Company’s predecessor, Bizright LLC, where she was in charge of the company’s branding and marketing strategies, including the expansion of the company’s social media marketing. From 2013 to 2016, Ms. Li was a partner at a private video studio where she worked with top companies across industries, including Bluefocus, and executed a performance project in China National Olympic Park. From 2011 to 2014, as publicity supervisor for the China National Convention Center, Ms. Li led efforts for branding and media channels for national and international meetings. Her long track record as a successful marketing leader makes her ideally suited to serving as a member of our board of directors.

Family Relationships

There are no family relationships among any of our officers or directors.

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Involvement in Certain Legal Proceedings

To our knowledge, during the past ten years, none of our directors, executive officers, promoters, control persons, or nominees has:

•	had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he was a general partner or executive officer, either at the time of the bankruptcy filing or within two years prior to that time;
•	been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);
•	been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities, or to be associated with persons engaged in any such activity;
•	been found by a court of competent jurisdiction in a civil action or by the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;
•	been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or
•	been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Board Operations

All directors hold office until the next annual meeting of shareholders and until their successors have been duly elected and qualified. Directors elected at the annual meetings serve for one-year terms. Officers are elected by, and serve at the discretion of, the Board. Our Board shall hold meetings on at least a quarterly basis.

Mr. Tan holds the positions of Chief Executive Officer and Chairman of the Board of the Company. The Board believes that Mr. Tan’s services as both Chief Executive Officer and Chairman of the Board is in the best interest of the Company and its shareholders. Mr. Tan possesses detailed and in-depth knowledge of the issues, opportunities and challenges facing us in our business and is thus best positioned to develop agendas that ensure that the Board’s time and attention are focused on the most critical matters relating to the Company’s business. His combined role enables decisive leadership, ensures clear accountability, and enhances the Company’s ability to communicate its message and strategy clearly and consistently to our shareholders, employees and customers.

The Board has not designated a lead director. The independent directors can call and plan their executive sessions collaboratively and, between meetings of the Board, communicate with management and one another directly. Under these circumstances, the directors believe designating a lead director to take on responsibility for functions in which they all currently participate might detract from rather than enhance performance of their responsibilities as directors.

The Board receives regular reports from the Chief Executive Officer and members of senior management on operational, financial, legal and regulatory issues and risks. The Audit Committee of the Board additionally is charged under its charter with oversight of financial risk, including the Company’s internal controls, and it receives regular reports from management, the Company’s internal auditors and the Company’s independent auditors. Whenever a committee of the Board receives a report involving risk identification, risk management or risk mitigation, the chairman of the committee reports on that discussion, as appropriate, to the full Board during the next board meeting.

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Prior to becoming a Nasdaq-listed company on May 14, 2021 (the “Nasdaq Listing”), the Company’s Board acted primarily by written consent. As a result, during the fiscal year ended June 30, 2021, the Board held only one meeting and acted by written consent 10 times. During fiscal 2021, no director attended fewer than 75% of the meetings of the Board and Board committees of which the director was a member.

Board Committees

Our board of directors has established an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. Each of these committees operates under a charter that has been approved by our board of directors, as set forth below.

Audit Committee. Our Audit Committee consists of three independent directors. The members of the Audit Committee are Mr. Tchaikovsky, Mr. Liles and Ms. Li. The Audit Committee consists exclusively of directors who are financially literate and Mr. Tchaikovsky serves as chair of the Audit Committee. As a licensed certified public accountant, Mr. Tchaikovsky is considered an “audit committee financial expert” as defined by the SEC’s rules and regulations.

The audit committee responsibilities include:

•	overseeing the compensation and work of and performance by our independent auditor and any other registered public accounting firm performing audit, review or attestation services for us;
•	engaging, retaining and terminating our independent auditor and determining the terms thereof;
•	assessing the qualifications, performance and independence of the independent auditor;
•	evaluating whether the provision of permitted non-audit services is compatible with maintaining the auditor’s independence;
•	reviewing and discussing the audit results, including any comments and recommendations of the independent auditor and the responses of management to such recommendations;
•	reviewing and discussing the annual and quarterly financial statements with management and the independent auditor;
•	producing a committee report for inclusion in applicable SEC filings;
•	reviewing the adequacy and effectiveness of internal controls and procedures;
•	establishing procedures regarding the receipt, retention and treatment of complaints received regarding the accounting, internal accounting controls, or auditing matters and conducting or authorizing investigations into any matters within the scope of the responsibility of the audit committee; and
•	reviewing transactions with related persons for potential conflict of interest situations.

After its formation following our Nasdaq Listing, due to the short duration between the Nasdaq Listing and the end of our fiscal year, the Audit Committee held one meeting and acted by written consent on one occasion during the fiscal year ended June 30, 2021.

Compensation Committee. Our Compensation Committee consists of three independent directors. The members of the Compensation Committee are Ms. Li, Mr. Tchaikovsky and Mr. Liles. Ms. Li serves as the chair of the Compensation Committee. The committee has primary responsibility for:

•	reviewing and recommending all elements and amounts of compensation for each executive officer, including any performance goals applicable to those executive officers;
•	reviewing and recommending for approval the adoption, any amendment and termination of all cash and equity-based incentive compensation plans;
•	once required by applicable law, causing to be prepared a committee report for inclusion in applicable SEC filings;
•	approving any employment agreements, severance agreements or change of control agreements that are entered into with the CEO and certain executive officers; and
•	reviewing and recommending the level and form of non-employee director compensation and benefits.

After its formation following our Nasdaq Listing, due to the short duration between the Nasdaq Listing and the end of our fiscal year, the Compensation Committee held no meetings during the fiscal year ended June 30, 2021 and acted by written consent on zero occasions.

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Nominating and Governance Committee. The Nominating and Governance Committee consists of three independent directors. The members of the Nominating and Governance Committee are Mr. Liles, Mr. Tchaikovsky and Ms. Li. Mr. Liles serves as chair of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee’s responsibilities include:

•	recommending persons for election as directors by the shareholders;
•	recommending persons for appointment as directors to the extent necessary to fill any vacancies or newly created directorships;
•	reviewing annually the skills and characteristics required of directors and each incumbent director’s continued service on the board;
•	reviewing any shareholder proposals and nominations for directors;
•	advising the board of directors on the appropriate structure and operations of the board and its committees;
•	reviewing and recommending standing board committee assignments;
•	developing and recommending to the board Corporate Governance Guidelines, a Code of Business Conduct and Ethics and other corporate governance policies and programs and reviewing such guidelines, code and any other policies and programs at least annually;
•	making recommendations to the board as to determinations of director independence; and
•	making recommendations to the board regarding corporate governance based upon developments, trends, and best practices.

The Nominating and Governance Committee will consider shareholder recommendations for candidates for the Board.

After its formation following our Nasdaq Listing, due to the short duration between the Nasdaq Listing and the end of our fiscal year, the Nominating and Corporate Governance Committee held no meetings during the fiscal year ended June 30, 2021 and acted by written consent on zero occasions.

Code of Business Conduct and Ethics

The Company has adopted a formal Code of Business Conduct and Ethics that is applicable to every officer, director, employee and consultant (the “Employees”) of the Company and its affiliates. The Code reaffirms the high standards of business conduct required of all of the Company’s Employees.

Insider Trading Policy

The Company has adopted an insider trading policy to help the Company’s Employees comply with federal and state securities laws, prevent insider trading and govern the terms and conditions at which the Employees can trade in the Company’s securities.

Limitation of Directors Liability and Indemnification

The Nevada Revised Statutes (“NRS”) authorizes corporations to limit or eliminate, subject to certain conditions, the personal liability of directors to corporations and their shareholders for monetary damages for breach of their fiduciary duties.

iPower maintains stand-alone director and officer liability insurance to cover liabilities our directors and officers may incur in connection with their services to us, including matters arising under the Securities Act. In addition, Nevada law and our bylaws provide that we will indemnify our directors and officers who, by reason of the fact that he or she is an officer or director, is involved in a legal proceeding of any nature.

There is no pending litigation or proceeding against any of our directors, officers, employees or agents in which indemnification will be required or permitted. We are not aware of any threatened litigation or proceeding which may result in a claim for such indemnification.

Indemnification Agreements

To date, we have no specific indemnification agreements with our directors or executive officers. However, our officers and directors are entitled to indemnification through our bylaws and to the extent allowed pursuant to the Nevada Revised Statutes, federal securities law and our directors and officers liability insurance.

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Director Compensation

We reimburse all members of our board of directors for their direct out of pocket expenses incurred in attending meetings of our board. This table summarizes the compensation paid to each of our independent directors who served in such capacity during the fiscal year ended June 30, 2021.

Name	Fees Earned or Paid in Cash ($USD)	Stock Based Awards ($USD)	Others ($USD)	Total ($USD)
Bennet Tchaikovsky	$4,175	$7,500	$–	$11,675
Kevin Liles	$3,480	$7,500	$–	$10,980
Danilo Cacciamatta(1)	$3,480	$7,500	$–	$10,980

(1)	Mr. Cacciamatta resigned from his position as independent director at the end of December 2021 and was replaced with Ms. Hanxi Li as the Company, as a California-based public company, is required to have a certain number of female members on our board of directors to comply with California Senate Bill SB 826.

Our independent directors have each entered into letter agreements with the Company pursuant to which each receive (i) $25,000 annual cash compensation, payable in equal quarterly installments, and (ii) $30,000 in restricted stock units (“RSUs”), which were issued pursuant to our 2020 Equity Incentive Plan upon completion of our IPO and began quarterly vesting commencing 90 days after the completion of our initial public offering. In addition, the chairman of our audit committee is entitled to receive an additional $5,000 annual retainer for his additional responsibilities, which retainer will be payable in equal quarterly installments. Directors will also be reimbursed for reasonable expenses incurred in connection with the performance of their duties. No additional director compensation has been awarded to any directors who were serving as executive officers for the fiscal years ended June 30, 2021 and 2020.

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SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act requires our executive officers and directors, and persons who own more than 10% of our common stock, to file reports regarding ownership of, and transactions in, our securities with the Securities and Exchange Commission and to provide us with copies of those filings. Based solely on our review of the copies of such forms furnished to us and written representations by our officers and directors regarding their compliance with applicable reporting requirements under Section 16(a) of the Exchange Act, we believe that all Section 16(a) filing requirements for our executive officers, directors and 10% shareholders were met during the year ended June 30, 2021.

Executive Compensation

Summary Compensation Table

The following table presents information regarding the total compensation earned by our executive officers who were serving as executive officers as of June 30, 2020 for services rendered in all capacities to us for the fiscal years ended June 30, 2021 and 2020.

Name and Principal Position	Year	Salary ($USD)	Bonus ($USD)	Stock Based Awards ($USD)	Others ($USD)		Total ($USD)
Chenlong Tan	2021	240,000	–	–	33,554	(1)	270,429
Chairman, CEO, President	2020	85,615	–	–	27,785	(1)	113,400

Kevin Vassily	2021	90,952	–	30,000	–		120,952
Chief Financial Officer	2020	–	–	–	–		–

Allan Huang	2021	–	–	–	84,000	(2)	84,000
Former Director, Former CEO and President	2020	50,615	–	–	35,000	(2)	85,615

_________________________

(1) Consists of the costs of leasing a car.

(2) Includes consulting fees paid starting in February of 2020.

Employment Agreement with Chenlong Tan

On July 1, 2020, we entered into an employment agreement with our Chief Executive Officer, Chenlong Tan. Under Mr. Tan’s employment agreement, Mr. Tan receives base compensation of $20,000 per month, is entitled to performance cash bonus compensation based on achievement of certain pre-determined goals, and from time to time may be granted restricted common shares and/or options to purchase shares of the Company’s Common Stock, subject to Board or Compensation Committee approval. In addition, during the term of Mr. Tan’s employment agreement, we are also leasing a motor vehicle for Mr. Tan’s daily use. Mr. Tan is not entitled to any severance rights under his employment agreement. Mr. Tan’s employment agreement has a term of five years, is thereafter renewable on an annual basis, and may be terminated upon 30 days’ notice upon the mutual agreement of Mr. Tan and the Company.

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Employment Agreement with Kevin Vassily

On January 29, 2021, we entered into an employment agreement with our Chief Financial Officer, Kevin Vassily. Under Mr. Vassily’s employment agreement, Mr. Vassily receives annual base compensation of $240,000, is entitled to an annual guaranteed bonus of $60,000 upon achievement of certain milestones and up to an additional $60,000 in the sole discretion of the Company’s Board of Directors at January 29, 2022. Mr. Vassily is also entitled to 12,000 restricted stock units upon completion of our IPO. Thereafter, stock grants will be adjusted based on the awards from each prior year. Mr. Vassily is not entitled to any severance rights under his employment agreement and may be terminated upon 30 days’ written notice by either party.

Consulting Agreement with Allan Huang

Effective February 1, 2020, Allan Huang stepped down as our Chief Executive Officer and entered into a consulting agreement with us, pursuant to which he provides management and consulting services. Mr. Huang receives $7,000 per month in consulting fees and is entitled to receive reimbursement for fees associated directly with his services. The consulting agreement may be terminated by us or Mr. Huang upon 30 days’ notice.

Outstanding Equity Awards at June 30, 2021

The following table provides information regarding outstanding equity awards held by our named executive officers as of June 30, 2021.

	Restricted Stock Unit Awards
Name	Grant Date	Number of Securities Underlying RSUs (#) Vested	Number of Securities Underlying RSUs(#) Unvested
Kevin Vassily (1)	5/11/2021	6,000	6,000

(1) Total number of RSU granted was 12,000, which 6,000 are vested immediately on May 11, 2021 and the remaining 6,000 will be vested on December 31, 2021.

Equity Incentive Plan

On October 15, 2020, the Company’s Board adopted, and its shareholders approved and ratified, the iPower Inc. 2020 Equity Incentive Plan (the “Plan”). The Plan allows for the issuance of up to 5,000,000 shares of Common Stock, whether in the form of options, restricted stock, restricted stock units, stock appreciation rights, performance units, performance shares and other stock or cash awards. The general purpose of the Plan is to provide an incentive to the Company’s directors, officers, employees, consultants and advisors by enabling them to share in the future growth of the Company’s business. The board of directors believes that granting of equity-based compensation serves to promote continuity of management and provide for a shared interest in the welfare, growth and development of the Company. The Company believes that the Plan will serve to advance the Company’s interests by enhancing its ability to (i) attract and retain employees, consultants, directors and advisors who are able to contribute to the Company’s ongoing success and development, (ii) reward those employees, consultants, directors and advisors for their contributions to the Company, and (iii) encourage employees, consultants, directors and advisors to participate in the Company’s long-term growth and success.

As the Plan was not adopted until October 15, 2020, the Company had not awarded any equity interests under the plan for the year ended June 30, 2020. Following completion of our IPO, pursuant to their letter agreements, the Company awarded a total of $90,000 in RSUs under the Plan to our independent directors and 12,000 RSUs to our Chief Financial Officer, all of which are subject to certain vesting conditions.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the number of shares of common stock beneficially owned as of [_] by:

•	each of our shareholders who is known by us to beneficially own 5% or more of our common stock;
•	each of our executive officers;
•	each of our directors; and
•	all of our directors and current executives as a group.

Beneficial ownership is determined based on the rules and regulations of the SEC. A person has beneficial ownership of shares if such individual has the power to vote and/or dispose of shares. This power may be sole or shared and direct or indirect. Applicable percentage ownership in the following table is based on the total of 26,488,682 shares of Common Stock outstanding as of January 11, 2022. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock that are subject to options or warrants held by that person and exercisable as of, or within sixty (60) days of, the date of this Annual Report. These shares, however, are not counted as outstanding for the purposes of computing the percentage ownership of any other person(s). Except as may be indicated in the footnotes to this table and pursuant to applicable community property laws, each person named in the table has sole voting and dispositive power with respect to the shares of common stock set forth opposite that person’s name. Unless indicated below, the address of each individual listed below is c/o iPower Inc., 2399 Bateman Avenue, Duarte, CA 91010.

Name of Beneficial Owner	No. of Shares Common Stock Beneficially Owned	Total Percentage of Common Stock Owned
Chenlong Tan (1)	8,023,334	30.28%
Kevin Vassily (2)	12,000	Less than 0.1%
Bennet Tchaikovsky (3)	4,500	Less than 0.1%
Kevin Liles (4)	4,500	Less than 0.1%
Hanxi Li (5)	0	0%
All Officers and Directors (5 Persons)	8,044,334	30.36%

Beneficial Owners of more than 5%
Allan Huang (6)	8,023,334	30.28%

__________________________

(1)	Chenlong Tan is our co-Founder, Chairman, Chief Executive Officer and President.
(2)	Kevin Vassily is our Chief Financial Officer.
(3)	Mr. Tchaikovsky is a member of our board of directors. His reported holdings do not include 1,500 Restricted Stock Units (“RSUs”) that remain subject to vesting under the Company’s 2020 Equity Incentive Plan.
(4)	Mr. Liles is a member of our board of directors. His reported holdings do not include 1,500 RSUs that remain subject to vesting under the Company’s 2020 Equity Incentive Plan.
(5)	Ms. Li is a member of our board of directors. Her reported holdings do not include 13,216 RSUs that remain subject to vesting under the Company’s 2020 Equity Incentive Plan.
(6)	Allan Huang is our co-Founder and a consultant and was previously our Chief Executive Officer, President and a director.

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Certain Relationships and Related Transactions and Director Independence

Unless described below, during the last two fiscal years, there are no transactions or series of similar transactions to which we were a party or will be a party, in which:

•	the amounts involved exceed or will exceed $120,000; and
•	any of our directors, executive officers or holders of more than 5% of our capital stock, or any member of the immediate family of any of the foregoing had, or will have, a direct or indirect material interest.

On December 1, 2018, the Company acquired certain assets and assumed certain liabilities from BizRight, LLC, an entity owned and managed by the founders and officers of the Company. The net assets received were recorded at their historical carrying amounts and the purchase price of $2,611,594 was recorded as payable due to BizRight. Under the terms of the purchase agreement between the Company and BizRight, the Purchase Price shall be paid based on the Company’s cash flow availability and bears an interest rate of 8% per annum on the outstanding amount. As of June 30, 2021 and 2020, respectively the outstanding amount due to BizRight, LLC was $0 and $133,793, respectively. Please see Note 3 to the consolidated financial statements for detail.

Effective on March 1, 2020, as amended and restated pursuant to an agreement dated October 26, 2020, the Company entered into an agreement with E Marketing Solution Inc. (“E Marketing”), an entity incorporated in California and owned by Shanshan Huang, one of the shareholders of the Company. Pursuant to the terms of the agreement, the Company will provide technical support, management services and other services on an exclusive basis in relation to E Marketing’s business during the term of the agreement. The Company agrees to fund E Marketing for operational cash flow needs and bear the risk of E Marketing’s losses from operations and E Marketing agrees that iPower has rights to E Marketing’s net profits, if any. Under the terms of the agreement, the Company may at any time, at its option, acquire for nominal consideration 100% of either the equity of E Marketing or its assets subject to assumption of all of its liabilities.

On September 4, 2020, the Company entered into an agreement with Global Product Marketing Inc. (“GPM”), an entity incorporated in the State of Nevada. GPM is owned by Chenlong Tan, the co-founder, Chairman, CEO and President of the Company and one of the Company’s majority shareholders. Pursuant to the terms of the agreement, the Company will provide technical support, management services and other services on an exclusive basis in relation to GPM’s business during the term of the Agreement. The Company agrees to fund GPM for operational cash flow needs and bear the risk of GPM’s losses from operations and GPM agrees that the Company has rights to GPM’s net profits, if any. Under the terms of the agreement, the Company may at any time, at its option, acquire for nominal consideration 100% of either the equity of GPM or its assets subject to assumption of all of its liabilities.

On May 18, 2021, the Company entered into equity purchase agreements (“Equity Purchase Agreements”) with the shareholders of each of our variable interest entities, E Marketing Solution Inc. (“E Marketing”) and Global Product Marketing Inc. (“GPM”), pursuant to which we acquired 100% of the equity interests of each of E Marketing and GPM. The Company paid nominal consideration of $10.00 for the acquisition of each of E Marketing and GPM, which then became the Company’s wholly owned subsidiaries.

Prior to April 14, 2021, we had two classes of authorized common stock, Class A Common Stock and Class B Common Stock that entitled the holders to 10 votes per share. On April 14, 2021, Messrs. Huang and Tan, our two founders, converted all of their 14,000,000 shares of Class B Common Stock into 1,400,000 additional shares of Class A Common Stock, bringing their total ownership to an aggregate of 16,046,668 shares of Class A Common Stock or 60.67% of the 26,448,663 shares of Class A Common Stock outstanding as of the date of this report. On April 14, 2021, we amended and restated our articles of incorporation to permit the immediate conversion of the Class B Common Stock and to eliminate any future issuances of Class B Common Stock, and on April 23, 2021, we further amended and restated our articles of incorporation to eliminate all references to the Class A and Class B Common Stock and authorized for issuance 180,000,000 shares which are solely designated as Common Stock.

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On April 27, 2021, Mr. Chenlong Tan, our Chairman, President and Chief Executive Officer and a beneficial owner more than 5% of our common stock, has agreed to reimburse us for any judgments, fines and amounts paid or actually incurred by us or an indemnitee in connection with such legal action or in connection with any settlement agreement entered into by us or an indemnitee up to a maximum of $3.5 million in the aggregate, with the sole source of funding of such reimbursement to come from sales of shares then owned by Mr. Tan, against any damages that the Company may owe Boustead or the underwriters, should Boustead be successful in any action against the Company related to this initial public offering.

Policies and Procedures For Related Party Transactions

Our Audit Committee Charter provides that our Audit Committee will be responsible for reviewing and approving in advance any related party transaction. Transactions requiring such pre-approval will include, with certain exceptions set forth in Item 404 of Regulation S-K, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships in which we were or are to be a participant, where the amount involved exceeds $120,000 and a related person had or will have a direct or indirect material interest, including, without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related person.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF ALL OF

THE NOMINEES TO THE BOARD OF DIRECTORS.

PLEASE NOTE: If your shares are held in street name, your broker, bank, custodian, or other nominee holder cannot vote your shares in the election of directors, unless you direct the holder how to vote, by marking your proxy card.

15

PROPOSAL NO. 2

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT ACCOUNTANTS

The Audit Committee has appointed UHY LLP as the Company’s independent accountants for the fiscal year ended June 30, 2022, subject to ratification by the Company’s shareholders. Representatives of UHY LLP may be present virtually or by tele-conference at the Annual Meeting to respond to appropriate questions and will have an opportunity to make a statement, if they so desire.

In the event the shareholders fail to ratify the selection of UHY LLP, the Audit Committee will reconsider whether or not to retain the firm. Even if the selection is ratified, the Audit Committee and the Board of Directors in their discretion may direct the appointment of a different independent accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its shareholders.

Services and Fees of Independent Accountants

The following table represents fees for professional audit services for the audit of the Company’s annual financial statements for the fiscal years ended June 30, 2021 and 2020, rendered by UHY LLP.

	Fiscal year ended June 30,
	2021	2020
Audit fees [1]	$170,637	$151,417
Audit-related fees [2]
Total fees	$170,637	$151,417

_________________________

1.	Audit fees consist of fees for professional services rendered by the principal accountant for the audit of the Company’s annual financial statements and review of the financial statements included in the Company’s Initial Public Offering and Form 10-Q and for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

2.	Audit-related fees consist primarily of fees for assurance and related services by the accountant that are reasonably related to the performance of the audit or review of the Company’s financial statements.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee shall pre-approve any non-audit services proposed to be provided to the Company by the independent auditors. In accordance with the SEC’s auditor independence rules, the Audit Committee has established the following policies and procedures by which it approves in advance any audit or permissible non-audit services to be provided to the Company by its independent auditor.

Prior to the engagement of the independent auditor for any fiscal year’s audit, management submits to the Audit Committee for approval lists of recurring audit, audit-related, tax and other services expected to be provided by the auditor during that fiscal year. The Audit Committee adopts pre-approval schedules describing the recurring services that it has pre-approved, and is informed on a timely basis, and in any event by the next scheduled meeting, of any such services rendered by the independent auditor and the related fees.

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The fees for any services listed in a pre-approval schedule are budgeted, and the Audit Committee requires the independent auditor and management to report actual fees versus the budget periodically throughout the year. The Audit Committee will require additional pre-approval if circumstances arise where it becomes necessary to engage the independent auditor for additional services above the amount of fees originally pre-approved. Any audit or non-audit service not listed in a pre-approval schedule must be separately pre-approved by the Audit Committee on a case-by-case basis. Every request to adopt or amend a pre-approval schedule or to provide services that are not listed in a pre-approval schedule must include a statement by the independent auditors as to whether, in their view, the request is consistent with the SEC’s rules on auditor independence.

The Audit Committee will not grant approval for:

●	any services prohibited by applicable law or by any rule or regulation of the SEC or other regulatory body applicable to the Company;

●	provision by the independent auditor to the Company of strategic consulting services of the type typically provided by management consulting firms; or

●	the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the tax treatment of which may not be clear under the Internal Revenue Code and related regulations and which it is reasonable to conclude will be subject to audit procedures during an audit of the Company’s financial statements.

Subject to certain exceptions, tax services proposed to be provided by the auditor to any director, officer or employee of the Company who is in an accounting role or financial reporting oversight role must be approved by the Audit Committee on a case-by-case basis where such services are to be paid for by the Company, and the Audit Committee will be informed of any services to be provided to such individuals that are not to be paid for by the Company.

In determining whether to grant pre-approval of any non-audit services in the “all other” category, the Audit Committee will consider all relevant facts and circumstances, including the following four basic guidelines:

●	whether the service creates a mutual or conflicting interest between the auditor and the Company;

●	whether the service places the auditor in the position of auditing his or her own work;

●	whether the service results in the auditor acting as management or an employee of the Company; and

●	whether the service places the auditor in a position of being an advocate for the Company.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” RATIFICATION OF

THE APPOINTMENT OF THE COMPANY’S INDEPENDENT ACCOUNTANTS.

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Audit Committee Report

The primary purpose of the Audit Committee is to assist the Board in fulfilling its responsibility to oversee our financial reporting activities. The Audit Committee is responsible for reviewing with both our independent registered public accounting firm and management, our accounting and reporting principles, policies and practices, as well as our accounting, financial and operating controls and staff. The Audit Committee has reviewed and discussed our audited financial statements with management, and has discussed with our independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Codification of Statements on Auditing Standards, AU 380), as adopted by the Public Company Accounting Oversight Board (the “PCAOB” ) in Rule 3200T. Additionally, the Audit Committee has received the written disclosures and the letter from our independent registered public accounting firm, as required by the applicable requirements of the PCAOB, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. Based upon such review and discussion, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the last fiscal year ended June 30, 2021 to be filed with the SEC.

Bennet Tchaikovsky

Kevin Liles

Hanxi Li

The information contained in this proxy statement with respect to the Audit Committee’s report above and the independence of the members of the Audit Committee shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended (the “Securities Act” ), or the Exchange Act, except to the extent that the Company specifically incorporates it by reference in such filing.

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PROPOSAL NO. 3

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

Pursuant to Securities Exchange Act Section 14A, we are submitting to shareholders an advisory vote to approve the compensation paid to the Company’s named executive offices, as disclosed under the caption “Election of Directors—Executive Compensation,” pursuant to Item 402 of Regulation S-K, including the compensation tables, and narrative discussion.

The advisory vote is not binding on the Company, the Board of Directors, or management; if executive compensation is not approved by the vote of a majority of shares present in person or by proxy at the meeting and entitled to vote, the Compensation Committee will take account of this fact when considering executive compensation in future years.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR”
THE FOLLOWING ADVISORY RESOLUTION:

RESOLVED, that the compensation paid to Company’s named executive offices, as disclosed under the caption “Election of Directors—Executive Compensation,” pursuant to Item 402 of Regulation S-K, including the compensation tables, and narrative discussion, be, and hereby is, approved.

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PROPOSAL NO. 4

ADVISORY VOTE TO APPROVE THE FREQUENCY OF

ADVISORY VOTES ON EXECUTIVE COMPENSATION

Enacted rules pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 also enable the Company’s shareholders to indicate how frequently they believe the Company should seek an advisory vote on the compensation of the Company’s named executive officers, such as Proposal 3 above. Shareholders may indicate whether they would prefer an advisory vote on named executive officer compensation once every one, two, or three years or you may abstain. The Board recommends that the Company’s shareholders select a frequency of holding an advisory vote on executive compensation once every year. In the future, we will propose an advisory vote on the frequency of the executive compensation advisory vote at least once every six calendar years.

Although the advisory vote is non-binding, the Board will review and consider the voting results when making future decisions regarding the frequency of advisory votes on executive compensation.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR”

THE ADVISORY VOTE ON COMPENSATION OF THE COMPANY’S

NAMED EXECUTIVE OFFICERS TO BE HELD ONCE EVERY YEAR.

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OTHER INFORMATION

Shareholders’ Proposals for the Next Annual Meeting

A shareholder of record may present a proposal for action at the next Annual Meeting provided that we receive the proposal at our executive office no later than November 27, 2022. The proponent may submit a maximum of one (1) proposal of not more than five hundred (500) words for inclusion in our proxy materials for a meeting of security holders. At the next Annual Meeting, management proxies will have discretionary authority, under Rule 14a-4 of the Securities Exchange Act of 1934, to vote on shareholder proposals that are not submitted for inclusion in our proxy statement unless received by us before November 27, 2022.

Other Business

The Board of Directors knows of no business other than that set forth above to be transacted at the meeting, but if other matters requiring a vote of the shareholders arise, the persons designated as proxies will vote the shares of Common Stock represented by the proxies in accordance with their judgment on such matters. If a shareholder specifies a different choice on the proxy, his or her shares of Common Stock will be voted in accordance with the specification so made.

Where You Can Find More Information

We file annual and quarterly reports, proxy statements and other information with the SEC. Shareholders may read and copy any reports, statements or other information that we file at the SEC’s public reference rooms in Washington, D.C., New York, New York, and Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information about the public reference rooms. Our public filings are also available from commercial document retrieval services and at the Internet Web site maintained by the SEC at www.sec.gov. The Company’s Annual Report on Form 10-K and other reports that we file with the SEC are available on our website at ir.meetipower.com.

SHAREHOLDERS SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT TO VOTE THEIR SHARES AT THE ANNUAL MEETING. NO ONE HAS BEEN AUTHORIZED TO PROVIDE ANY INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED [ ]. SHAREHOLDERS SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, UNLESS OTHERWISE DISCLOSED.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WE URGE YOU TO FILL IN, SIGN AND RETURN THE FORM OF PROXY IN THE PREPAID ENVELOPE PROVIDED, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

By Order of the Board of Directors,

/s/ Chenlong Tan
Name:	Chenlong Tan
Title:	Chief Executive Officer

January 18, 2022

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IPOWER INC 2399 BATEMAN AVENUE DUARTE, CALIFORNIA 91010

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During the Meeting - Go to www.virtualshareholdersmeeting.com/IPW2022

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement, Annual Report and Form 10-K are available at www.proxyvote.com.

iPower Inc.

2399 Bateman Avenue, Duarte, California 91010

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held at 10:00 a.m. Pacific Time, February 23, 2022

(Record Date December 27, 2021)

THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Chenlong Tan and Kevin Vassily, as proxy of the undersigned, each with full power to appoint his substitute, and hereby authorizes them to represent and to vote all the shares of stock of iPower Inc. which the undersigned is entitled to vote, as specified on the reverse, at the Annual Meeting of Shareholders of iPower Inc. on February 23, 2022 at 10:00 a.m. PT via live webcast at www.virtualshareholdersmeeting.com/IPW2022 and at any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE BOARD OF DIRECTORS FOR EACH OF THE PROPOSALS. This proxy authorizes the above designated proxies to vote in their discretion on such other business as may properly come before the meeting or any adjournments or postponements thereof to the extent authorized by Rule 14a-4(c) promulgated under the Securities Exchange Act of 1934, as amended.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSALS 1, 2 AND 3, AND FOR “1 YEAR” FOR PROPOSAL 4 SET ON THE REVERSE SIDE.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.